Other Liabilities, Provisions, Contingencies and Commitments - Other Current Financial Liabilities (Detail) $ in Millions, $ in Millions	Dec. 31, 2018 MXN ($)	Dec. 31, 2018 USD ($)	[1]	Dec. 31, 2017 MXN ($)
Disclosure of financial liabilities [abstract]
Sundry creditors	$ 8,489			$ 9,116
Derivative financial instruments (see Note 20)	384			3,947
Others	20			16
Total	$ 8,893	$ 453		$ 13,079

[1]	Convenience translation to U.S. dollars ($) - See Note 2.2.3